SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 29, 1997


                    FRANCHISE FINANCE CORPORATION OF AMERICA
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                      1-13116                       86-0736091
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)              Identification Number)
 incorporation)



             17207 North Perimeter Drive, Scottsdale, AZ      85255
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              (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
                                    --------
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         On December 29, 1997, the Registrant entered into a Second Amended and Restated Credit Agreement with NationsBank of Texas, N.A., as Administrative Agent, and certain lenders named therein (the "Credit Agreement"), which amends and restates the Amended and Restated Credit Agreement between the parties dated as of April 15, 1997. The Credit Agreement was amended generally to conform to the Registrant's asset securitization transactions and to establish a revolving line of credit through the year 2000. The amount of credit available to the Registrant under the Credit Agreement did not change. The Credit Agreement is filed as Exhibit 99.01 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.01 Second Amended and Restated Credit Agreement dated as of December 29, 1997 among Franchise Finance Corporation of America, Certain Lenders and NationsBank of Texas, N.A.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FRANCHISE FINANCE CORPORATION OF
                                   AMERICA (Registrant)



Dated: January 8, 1998             By /s/  John Barravecchia
                                      ---------------------------
                                      John Barraveccia, Executive Vice President
                                      and Chief Financial Officer


Dated: January 8, 1998             By /s/ Catherine F. Long
                                      ---------------------------
                                      Catherine F. Long, Senior Vice President,
                                      Finance and Principal Accounting Officer